COLUMBIA MONEY MARKET FUND
                       SUPPLEMENT TO THE PROSPECTUSES DATED AUGUST 1, 2005

                                  COLUMBIA DAILY INCOME COMPANY
                       SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 1, 2005

The Board of Trustees of Columbia Money Market Fund and Columbia Daily Income Company (each, the "Fund") has approved a proposal to reorganize the Fund into Nations Cash Reserves (the "Acquiring Fund"), subject to approval by shareholders of the Fund. If shareholders of the Fund approve the proposal relating to the reorganization of the Fund, all of the assets of the Fund will be transferred to the Acquiring Fund and shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares. Shareholders of the Fund are scheduled to vote on the proposal relating to the reorganization of their Fund at a special meeting of shareholders currently expected to be held on November 16, 2005. If approved at the special meeting, the reorganization is proposed to take place shortly thereafter. The proposed reorganizations are not conditioned on each other.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Fund, or to receive a free copy of a prospectus/proxy statement relating to a proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-345-6611 or visit the Fund's website at www.columbiafunds.com. The prospectus/proxy statement also will be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.


SUP-47/89928-0805                                              August 19, 2005